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Annual Report
October 31, 2002

MuniYield
Quality
Fund II, Inc.

www.mlim.ml.com

                        MUNIYIELD QUALITY FUND II, INC.

The Benefits and
Risks of Leveraging

MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                               MuniYield Quality Fund II, Inc., October 31, 2002

DEAR SHAREHOLDER

For the year ended October 31, 2002, the Common Stock of MuniYield Quality Fund II, Inc. earned $.787 per share income dividends, which included earned and unpaid dividends of $.067. This represents a net annualized yield of 5.90%, based on a month-end net asset value of $13.27 per share. During the same period, the total investment return of the Fund's Common Stock was +7.27%, based on a change in per share net asset value from $13.21 to $13.27, and assuming reinvestment of $.783 per share income dividends.

For the six-month period ended October 31, 2002, the total investment return on the Fund's Common Stock was +7.01%, based on a change in per share net asset value from $12.81 to $13.27, and assuming reinvestment of $.392 per share income dividends.

For the six-month period ended October 31, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.44% for Series A, 1.45% for Series B and 1.39% for Series C.

The Municipal Market Environment

During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.


                                     2 & 3

                               MuniYield Quality Fund II, Inc., October 31, 2002

Portfolio Strategy

We maintained our fully invested market position and relatively strong credit profile throughout the six-month period ended October 31, 2002. The Fund also remained somewhat defensively structured as it was primarily invested in premium coupon issues and intermediate maturities. New purchases were focused on premium coupon bonds in the 20-year - 25-year maturity area. We focused on these maturities because they offered approximately 95% of maximum yield available in the entire municipal yield curve with less interest rate volatility than that associated with longer maturity bonds. Because of the exceptional steepness of the municipal bond curve, purchases of shorter maturity bonds required a significant yield sacrifice. We adopted this strategy in recognition of relatively low municipal yields within the background of a cautious economic environment. Despite significant monetary and fiscal stimulus, the U.S. economy is still facing considerable uncertainty. Additionally, international economic weakness has contributed to the headwind facing the U.S. economy. We maintained our fully invested status throughout the period in an effort to enhance shareholder income. At October 31, 2002, 94.5% of the Fund's assets were invested in securities rated A or better by at least one of the major bond rating agencies and more than 80% of the Fund's assets were invested in securities insured by AAA-rated municipal bond issuers. Looking ahead, we expect to remain essentially fully invested and to retain our relatively high credit quality profile. We will continue to seek opportunities in the market provided by new municipal issuance to purchase premium coupon issues primarily in the 20-year - 25-year maturity range.

During the six-month period ended October 31, 2002, the Fund's borrowing costs remained at very low levels, approximately 1.5%. These attractive borrowing levels in combination with a steep tax-exempt yield curve have generated a substantial income benefit to the Fund's Common Stock shareholder from the leveraging of the Preferred Stock. Further material declines in short-term interest rates would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, an increase in short-term interest rates by the Federal Reserve Board is even less anticipated. We anticipate our short-term borrowing costs to remain at attractive levels for the foreseeable future. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Stock Shareholders will be reduced. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and Portfolio Manager

November 21, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P     Moody's    Face
STATE                Ratings++  Ratings++  Amount   Issue                                                                     Value
====================================================================================================================================
Alabama--1.0%           AAA       NR*     $ 2,645   Birmingham, Alabama, Capital Improvement Warrants, GO, Series A,
                                                    5.55% due 8/01/2021 (e)                                                  $ 2,809
====================================================================================================================================
Alaska--0.5%            AAA       Aaa       1,400   Alaska State International Airports Revenue Bonds, Series B,
                                                    5.75% due 10/01/2019 (a)                                                   1,539
====================================================================================================================================
California--2.9%        AAA       NR*       2,500   California Health Facilities Finance Authority Revenue Bonds (Kaiser
                                                    Permanente), RIB, Series 26, 8.80% due 6/01/2022 (c)(h)                    2,714
                        ------------------------------------------------------------------------------------------------------------
                        AA        Aa3       3,650   Sacramento County, California, Sanitation District Financing
                                                    Authority, Revenue Refunding Bonds, Trust Receipts, Class R,
                                                    Series A, 9.889% due 12/01/2019 (h)                                        4,445
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       1,450   San Diego, California, Unified School District, Election 1998, GO,
                                                    Series D, 5.25% due 7/01/2024 (b)                                          1,509
====================================================================================================================================
Colorado--13.1%         AAA       NR*      11,020   Colorado Department of Transportation Revenue Bonds, DRIVERS,
                                                    Series 249, 9.82% due 6/15/2014 (a)(h)                                    14,794
                        ------------------------------------------------------------------------------------------------------------
                                                    Colorado Health Facilities Authority Revenue Bonds, Series A:
                        AA        Aa2       1,725     (Catholic Health Initiatives), 5.50% due 3/01/2032                       1,729
                        AA        NR*       1,200     (Covenant Retirement Communities), 5.50% due 12/01/2027 (m)              1,212
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       3,000   Colorado Housing and Finance Authority, Revenue Refunding Bonds, AMT,
                                                    Series E-2, 7% due 2/01/2030 (e)                                           3,382
                        ------------------------------------------------------------------------------------------------------------
                                                    Colorado Housing and Finance Authority, Revenue Refunding Bonds
                                                    (S/F Program):
                        AAA       NR*       1,585     AMT, Series A-2, 6.45% due 4/01/2030 (e)                                 1,730
                        AAA       Aaa       3,000     AMT, Series A-2, 6.50% due 8/01/2031 (e)                                 3,281
                        AAA       Aaa       3,470     AMT, Series B-2, 6.80% due 2/01/2031 (e)                                 3,919
                        AAA       Aaa       1,045     AMT, Series C-1, 7.65% due 12/01/2025 (e)(j)                             1,075
                        AAA       Aaa       5,320     Series B-3, 6.70% due 8/01/2017 (c)                                      5,931
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       1,735   Northwest Parkway, Colorado, Public Highway Revenue Bonds, Series A,
                                                    5.50% due 6/15/2021 (a)                                                    1,853
====================================================================================================================================
Connecticut--7.9%       AAA       Aaa       5,550   Connecticut State, GO, Series A, 6% due 4/15/2010 (c)(g)                   6,520
                        ------------------------------------------------------------------------------------------------------------
                                                    Connecticut State Regional Learning Educational Service Center Revenue
                                                    Bonds (Office/Education Center Facility):
                        NR*       NR*         645     7.50% due 2/01/2005                                                        653
                        NR*       NR*       1,100     7.75% due 2/01/2015                                                      1,144
                        ------------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HDA       Housing Development Authority
IDB       Industrial Development Board
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family


                                     4 & 5

                               MuniYield Quality Fund II, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P     Moody's    Face
STATE                Ratings++  Ratings++  Amount   Issue                                                                     Value
====================================================================================================================================
Connecticut             AAA       NR*     $ 9,325   Connecticut State Resource Recovery Authority, Revenue Refunding
(concluded)                                         Bonds, DRIVERS, Series 187, 8.89% due 11/15/2011 (e)(h)                 $ 11,538
                        ------------------------------------------------------------------------------------------------------------
                        NR*       Aaa       2,750   Connecticut State Special Tax Obligation Revenue Bonds, RIB,
                                                    Series 372, 9.923% due 12/01/2017 (b)(h)                                   3,516
====================================================================================================================================
Georgia--4.7%                                       Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A (b):
                        AAA       Aaa       7,850     5.875% due 1/01/2017                                                     8,663
                        AAA       Aaa       1,500     5.60% due 1/01/2030                                                      1,579
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       3,400   Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                                    Series Z, 5.50% due 1/01/2020 (e)                                          3,821
====================================================================================================================================
Illinois--14.0%         AAA       Aaa       3,500   Chicago, Illinois, Gas Supply Revenue Refunding Bonds (People's Gas,
                                                    Light & Coke), Series A, 6.10% due 6/01/2025 (a)                           3,846
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       2,830   Chicago, Illinois, Park District, GO, Refunding, Series C, 5.50%
                                                    due 1/01/2021 (b)                                                          2,985
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa         450   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B, 4%
                                                    due 10/01/2033 (k)                                                           476
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       3,000   Cook County, Illinois, Capital Improvement, GO, Series C, 5.50%
                                                    due 11/15/2026 (a)                                                         3,156
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa      10,000   Illinois Regional Transportation Authority Revenue Bonds, 6.50%
                                                    due 7/01/2026 (e)(i)                                                      12,339
                        ------------------------------------------------------------------------------------------------------------
                                                    Illinois State, GO, First Series:
                        AAA       Aaa       1,000     5.50% due 2/01/2018 (b)                                                  1,082
                        AAA       Aaa       7,000     5.625% due 6/01/2025 (e)                                                 7,363
                        ------------------------------------------------------------------------------------------------------------
                        NR*       Aaa       6,000   Illinois Student Assistance Commission, Student Loan Revenue
                                                    Refunding Bonds, AMT, Senior Series BB, 6.75% due 3/01/2015                6,128
                        ------------------------------------------------------------------------------------------------------------
                        AAA       NR*       3,625   Metropolitan Pier and Exposition Authority, Illinois, Dedicated State
                                                    Tax Revenue Refunding Bonds, DRIVERS, Series 269, 9.32%
                                                    due 6/15/2023 (b)(h)                                                       4,284
====================================================================================================================================
Indiana--2.1%           AAA       NR*       2,675   Indiana Bond Bank Revenue Bonds, Guarantee State Revolver, 6.75%
                                                    due 2/01/2017 (a)                                                          2,988
                        ------------------------------------------------------------------------------------------------------------
                        AA        NR*       3,100   Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                                    Refunding Bonds, Series D, 6.75% due 2/01/2020                             3,198
====================================================================================================================================
Kansas--5.1%            AAA       NR*       5,790   Sedgwick and Shawnee Counties, Kansas, S/F Mortgage-Backed Revenue
                                                    Bonds, AMT, Series A-2, 7.60% due 12/01/2031 (d)(e)                        6,629
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       2,855   Sedgwick and Shawnee Counties, Kansas, S/F Mortgage-Backed Revenue
                                                    Refunding Bonds, AMT, Series A-2, 6.45% due 12/01/2033 (d)(e)              3,107
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       4,680   Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT,
                                                    Series A-1, 6.875% due 12/01/2026 (d)(e)                                   5,291
====================================================================================================================================
Kentucky--1.1%          BBB       Baa2      3,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                    (TJ International Project), AMT, 7% due 6/01/2024                          3,130
====================================================================================================================================
Louisiana--3.4%         AAA       Aaa       5,000   Jefferson Parish, Louisiana, Home Mortgage Authority, S/F Mortgage
                                                    Revenue Bonds, AMT, Series B-1, 6.65% due 12/01/2033 (e)(k)                5,490
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       3,900   Louisiana Local Government, Environmental Facilities, Community
                                                    Development Authority Revenue Bonds (Capital Projects and Equipment
                                                    Acquisition), Series A, 6.30% due 7/01/2030 (a)                            4,613
====================================================================================================================================
Massachusetts--2.2%     AAA       Aaa         725   Massachusetts State, GO, Refunding, Consolidated Loan, Series D,
                                                    5.375% due 8/01/2022 (e)                                                     758
                        ------------------------------------------------------------------------------------------------------------
                                                    Massachusetts State Health and Educational Facilities Authority,
                                                    Revenue Refunding Bonds (New England Memorial Hospital), Series B (f):
                        NR*       Ca        2,001     6% due 7/01/2008                                                           160
                        NR*       Ca        3,478     6.125% due 7/01/2013                                                       278
                        ------------------------------------------------------------------------------------------------------------
                        NR*       Aa3       4,200   Massachusetts State Revenue Bonds, RIB, Series 420, 9.32% due
                                                    12/15/2014 (h)                                                             5,279
====================================================================================================================================
Michigan--2.7%          AAA       Aaa       1,855   Brown City, Michigan, Community School District, Building and Site,
                                                    GO, 5.50% due 5/01/2019 (b)                                                1,991
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       1,800   Byron Center, Michigan, Public Schools, GO, 5.50% due 5/01/2018 (b)        1,946
                        ------------------------------------------------------------------------------------------------------------
                        AAA       NR*       1,300   Michigan Higher Education Student Loan Authority, Student Loan Revenue
                                                    Refunding Bonds, AMT, Series XVII-G, 5.20% due 9/01/2020 (a)               1,314
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       2,685   Michigan State, HDA, Revenue Refunding Bonds, Series C, 5.90% due
                                                    12/01/2015 (c)(j)                                                          2,834
====================================================================================================================================
Missouri--2.1%                                      Saint Louis County, Missouri, Pattonville R-3 School District, GO
                                                    (Missouri Direct Deposit Program) (b):
                        AAA       Aaa       2,000     5.75% due 3/01/2015                                                      2,230
                        AAA       Aaa       2,000     5.75% due 3/01/2016                                                      2,230
                        AAA       Aaa       1,500     6% due 3/01/2019                                                         1,680
====================================================================================================================================
Nevada--1.7%            AAA       Aaa       4,500   Las Vegas New Convention and Visitors Authority Revenue Bonds, 6%
                                                    due 7/01/2013 (a)                                                          5,139
====================================================================================================================================
New Hampshire--         AAA       Aaa       2,350   New Hampshire State Business Finance Authority, PCR, Refunding (Public
0.8%                                                Service Company of New Hampshire Project), Series C, 5.45%
                                                    due 5/01/2021 (e)                                                          2,475
====================================================================================================================================
New Jersey--4.4%        AAA       Aaa       5,000   Cape May County, New Jersey, Industrial Pollution Control Financing
                                                    Authority, Revenue Refunding Bonds (Atlantic City Electric Company
                                                    Project), Series B, 7% due 11/01/2029 (e)                                  5,559
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       1,540   New Jersey State Transportation Trust Fund Authority, Transportation
                                                    System Revenue Refunding Bonds, Series B, 6% due 12/15/2018 (e)            1,759
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       5,000   Salem County, New Jersey, Industrial Pollution Control Financing
                                                    Authority, Revenue Refunding Bonds (Public Service Electric & Gas),
                                                    RIB, Series 380, 10.37% due 6/01/2031 (e)(h)                               5,820
====================================================================================================================================
New Mexico--5.8%        AAA       Aaa       2,300   New Mexico Mortgage Finance Authority, S/F Premium Revenue Bonds,
                                                    AMT, Series E-2, 6.25% due 7/01/2029 (e)(k)                                2,537
                        ------------------------------------------------------------------------------------------------------------
                                                    New Mexico State Highway Commission, Tax Revenue Bonds, Senior
                                                    Sub-Lien, Series A (c):
                        AAA       Aaa       7,295     6% due 6/15/2014                                                         8,353
                        AAA       Aaa       5,495     6% due 6/15/2015                                                         6,273
====================================================================================================================================
New York--13.6%         AAA       Aaa       9,280   Nassau Health Care Corporation, New York, Health System Revenue Bonds,
                                                    5.75% due 8/01/2022 (c)                                                   10,120
                        ------------------------------------------------------------------------------------------------------------
                        AA+       Aa2       2,500   New York City, New York, City Transitional Finance Authority, Revenue
                                                    Refunding Bonds, Future Tax Secured, Series C, 5.50% due 11/01/2024        2,657
                        ------------------------------------------------------------------------------------------------------------
                                                    New York City, New York, GO:
                        AAA       Aaa       4,000     Series D, 5.875% due 6/01/2021 (e)                                       4,418
                        AAA       Aaa       1,000     Series E, 5.75% due 5/15/2018 (l)                                        1,092
                        AAA       Aaa       2,000     Series I, 6.25% due 4/15/2017 (l)                                        2,275
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       8,000   New York State Dormitory Authority, Revenue Refunding Bonds (State
                                                    University Educational Facilities), 5.75% due 5/15/2010 (g)                9,291
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       9,825   New York State Mortgage Agency Revenue Bonds, AMT, 24th Series,
                                                    5.875% due 10/01/2015 (e)                                                 10,508
====================================================================================================================================


                                      6 & 7

                               MuniYield Quality Fund II, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P     Moody's    Face
STATE                Ratings++  Ratings++  Amount   Issue                                                                     Value
====================================================================================================================================
North Carolina--        BBB       Baa2    $10,500   Martin County, North Carolina, Industrial Facilities and Pollution
4.1%                                                Control Financing Authority Revenue Bonds (Solid Waste
                                                    Disposal--Weyerhaeuser Company), AMT, 6.80% due 5/01/2024               $ 10,944
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       1,000   Randolph County, North Carolina, COP, 5.50% due 6/01/2014 (c)              1,100
====================================================================================================================================
Ohio--2.5%                                          Plain, Ohio, Local School District, GO, Refunding (b):
                        NR*       Aaa       5,120     6% due 6/1/2011 (g)                                                      6,037
                        NR*       Aaa       1,170     6% due 12/01/2020                                                        1,301
====================================================================================================================================
Pennsylvania--4.9%      NR*       Aaa       3,335   Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                                    Bonds, RIB, Series 396, 9.873% due 1/01/2019 (c)(h)                        4,129
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       3,230   Philadelphia, Pennsylvania, Authority for Industrial Development,
                                                    Lease Revenue Bonds, Series B, 5.50% due 10/01/2020 (c)                    3,449
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       4,500   Philadelphia, Pennsylvania, School District, GO, Series B, 5.625%
                                                    due 8/01/2022 (b)                                                          4,786
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       2,000   Washington County, Pennsylvania, Capital Funding Authority Revenue
                                                    Bonds (Capital Projects and Equipment Program), 6.15% due 12/01/2029 (a)   2,310
====================================================================================================================================
Rhode Island--1.4%      AAA       Aaa       4,010   Rhode Island State Health and Educational Building Corporation, Higher
                                                    Education Facilities Revenue Bonds (University of Rhode Island),
                                                    Series A, 5.70% due 9/15/2024 (e)                                          4,253
====================================================================================================================================
South Carolina--        A-        A2        5,765   Berkeley County, South Carolina, Pollution Control Facilities Revenue
4.8%                                                Refunding Bonds (South Carolina Electric and Gas Company), 6.50%
                                                    due 10/01/2014                                                             5,957
                        ------------------------------------------------------------------------------------------------------------
                        AAA       NR*       2,950   Fairfield County, South Carolina, PCR (South Carolina Electric and
                                                    Gas), 6.20% due 9/01/2014 (e)                                              3,050
                        ------------------------------------------------------------------------------------------------------------
                        AAA       NR*       2,250   South Carolina State Public Service Authority, Revenue Refunding Bonds,
                                                    DRIVERS, Series 277, 9.32% due 1/01/2022 (e)(h)                            2,617
                        ------------------------------------------------------------------------------------------------------------
                        NR*       A1        2,500   Spartanburg County, South Carolina, Solid Waste Disposal Facilities
                                                    Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024                     2,728
====================================================================================================================================
South Dakota--0.7%      AAA       Aaa       2,015   South Dakota State Health and Educational Facilities Authority Revenue
                                                    Bonds (Rapid City Regional Hospital), 5.625% due 9/01/2019 (e)             2,145
====================================================================================================================================
Tennessee--2.7%         AAA       Aaa       7,365   Chattanooga, Tennessee, IDB, Lease Rent Revenue Bonds (Southside
                                                    Redevelopment Corporation), 5.875% due 10/01/2024 (a)                      7,987
====================================================================================================================================
Texas--11.6%            A+        Aa3       4,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                                    Enterprises Inc.), Trust Certificates, Second Tier, Series B, 5.75%
                                                    due 1/01/2032                                                              4,102
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       1,630   Brownsville, Texas, GO (Combined Tax and Revenue Certificates of
                                                    Obligation), Series A, 6.50% due 2/15/2017 (b)                             1,918
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       2,730   Corpus Christi, Texas, Utility System Revenue Refunding Bonds,
                                                    Series A, 6% due 7/15/2016 (c)                                             3,091
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       3,000   Dallas-Fort Worth, Texas, International Airport Joint Revenue Refunding
                                                    and Improvement Bonds, AMT, Series A, 5.50% due 11/01/2031 (b)             3,090
                        ------------------------------------------------------------------------------------------------------------
                                                    Dickinson, Texas, Independent School District, GO, Refunding (e):
                        AAA       Aaa       1,180     6% due 2/15/2017                                                         1,329
                        AAA       Aaa       1,250     6% due 2/15/2018                                                         1,400
                        ------------------------------------------------------------------------------------------------------------
                        AA        Baa2      4,000   Gregg County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Bonds (Good Shepherd Medical Center Project), 6.875%
                                                    due 10/01/2020 (m)                                                         4,609
                        ------------------------------------------------------------------------------------------------------------
                                                    Houston, Texas, Airport System Revenue Refunding Bonds, Sub-Lien (c):
                        AAA       Aaa       1,065     AMT, Series A, 5.625% due 7/01/2020                                      1,115
                        AAA       Aaa       2,000     AMT, Series A, 5.625% due 7/01/2021                                      2,093
                        AAA       Aaa       1,000     AMT, Series A, 5.50% due 7/01/2023                                       1,029
                        AAA       Aaa         900     Series B, 5.50% due 7/01/2030                                              935
                        ------------------------------------------------------------------------------------------------------------
                        BBB+      Baa1      3,500   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                    Semiconductor), AMT, 6.375% due 4/01/2027                                  3,578
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       4,800   Texas State Turnpike Authority, Central Texas Turnpike System Revenue
                                                    Bonds, First Tier, Series A, 5.75% due 8/15/2038 (a)                       5,184
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       1,000   University of Houston, Texas, University Revenue Bonds, 5.50%
                                                    due 2/15/2030 (e)                                                          1,040
====================================================================================================================================
Virginia--1.5%          BBB-      NR*      26,500   Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                    Senior-Series B, 5.875%** due 8/15/2024                                    4,321
====================================================================================================================================
Washington--14.7%                                   Energy Northwest, Washington, Electric Revenue Refunding Bonds
                                                    (Columbia Generating):
                        AAA       Aaa       2,550     Series A, 5.75% due 7/01/2018 (e)                                        2,808
                        AAA       Aaa       3,750     Series B, 6% due 7/01/2018 (a)                                           4,221
                        ------------------------------------------------------------------------------------------------------------
                                                    King County, Washington, Issaquah School District Number 411, GO (c):
                        AAA       Aa2       1,500     6.25% due 12/01/2014                                                     1,746
                        AAA       Aa2       1,900     6.25% due 12/01/2015                                                     2,192
                        AAA       Aa2       2,000     6.25% due 12/01/2016                                                     2,300
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       2,150   King County, Washington, Sewer Revenue Refunding Bonds, Series B,
                                                    5.50% due 1/01/2027 (e)                                                    2,243
                        ------------------------------------------------------------------------------------------------------------
                                                    Port Seattle, Washington, Revenue Bonds, AMT, Series B (e):
                        AAA       Aaa       7,470     6% due 2/01/2016                                                         8,185
                        AAA       Aaa       1,000     5.625% due 2/01/2024                                                     1,039
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       6,150   Seattle, Washington, Municipal Light and Power Revenue Bonds, 6%
                                                    due 10/01/2019 (e)                                                         7,005
                        ------------------------------------------------------------------------------------------------------------
                        NR*       Aaa       5,000   Snohomish County, Washington, Arlington School District Number 016,
                                                    GO, 6.50% due 12/01/2015 (b)                                               5,913
                        ------------------------------------------------------------------------------------------------------------
                                                    Washington State, Various Purpose, GO (c):
                        AAA       NR*       4,250     Series A, 5.625% due 7/01/2021                                           4,506
                        AAA       Aaa       1,400     Series C, 5.25% due 1/01/2026                                            1,432
====================================================================================================================================
West Virginia--0.4%     AAA       Aaa       1,000   West Virginia State, GO, Series D, 6.50% due 11/01/2026 (b)                1,170
====================================================================================================================================
Wisconsin--3.7%                                     Wisconsin State, GO:
                        AAA       Aaa       2,000     Series C, 5.55% due 5/01/2021 (e)                                        2,109
                        AAA       Aaa       3,000     Series F, 5.50% due 5/01/2019 (c)                                        3,235
                        ------------------------------------------------------------------------------------------------------------
                        AAA       Aaa       5,000   Wisconsin State Transportation Revenue Bonds, Series A, 5.50%
                                                    due 7/01/2015 (b)                                                          5,484
====================================================================================================================================


                                     8 & 9

                               MuniYield Quality Fund II, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P     Moody's    Face
STATE                Ratings++  Ratings++  Amount   Issue                                                                   Value
===================================================================================================================================
Puerto Rico--5.7%       AAA       Aaa     $ 5,000   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                    Transportation Revenue Bonds, Series B, 6% due 7/01/2026 (e)          $   5,445
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa       2,375   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                    Transportation Revenue Refunding Bonds, Series E, 5.50% due
                                                    7/01/2022 (c)                                                             2,630
                        -----------------------------------------------------------------------------------------------------------
                        NR*       Aaa       3,250   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                                                    RIB, Series 449X, 8.87% due 7/01/2016 (a)(h)                              3,771
                        -----------------------------------------------------------------------------------------------------------
                        AAA       Aaa       2,500   Puerto Rico Municipal Finance Agency, GO, Series A, 5.50%
                                                    due 8/01/2023 (c)                                                         2,673
                        -----------------------------------------------------------------------------------------------------------
                        AAA       NR*       2,200   Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,
                                                    Series L, 5.50% due 7/01/2021 (l)                                         2,434
===================================================================================================================================
                                                    Total Municipal Bonds (Cost--$420,760)--147.8%                          438,605
===================================================================================================================================

                                           Shares
                                            Held    Common Stock
===================================================================================================================================
                                            3,257   Merrill Lynch Institutional Tax-Exempt Fund+                              3,257
===================================================================================================================================
                                                    Total Common Stock (Cost--$3,257)--1.1%                                   3,257
===================================================================================================================================

                        Total Investments (Cost--$424,017)--148.9%                                                          441,862

                        Variation Margin on Financial Futures Contracts***--(0.1%)                                             (159)

                        Other Assets Less Liabilities--1.8%                                                                   5,259

                        Preferred Stock, at Redemption Value--(50.6%)                                                      (150,115)
                                                                                                                          ---------
                        Net Assets Applicable to Common Stock--100.0%                                                     $ 296,847
                                                                                                                          =========
===================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   MBIA Insured.
(f)   Non-income producing security.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(i) All or a portion of security held as collateral in connection with open financial futures contracts.
(j)   FHA Insured.
(k)   FNMA/GNMA Collateralized.
(l)   XLCA Insured.
(m)   Radian Insured.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***   Financial futures contracts sold as of October 31, 2002 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                                       Expiration
      Contracts               Issue                      Date             Value
      --------------------------------------------------------------------------
         350           U.S. Treasury Bonds           December 2002       $40,152
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$39,162)                                    $40,152
                                                                         =======
      --------------------------------------------------------------------------
  + Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                              Net Share       Net       Dividend
      Affiliate                               Activity        Cost       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
      Tax-Exempt Fund                           3,257        $3,257       $21
      --------------------------------------------------------------------------
 ++   Ratings of issues shown are unaudited.

      See Notes to Financial Statements.

Quality Profile
(unaudited)

The quality ratings of securities in the Fund as of October 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                       Percent
                                                                      of Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................     86.3%
AA/Aa .............................................................      6.2
A/A ...............................................................      2.0
BBB/Baa ...........................................................      5.0
CC/Ca .............................................................      0.1
NR (Not Rated) ....................................................      0.4
--------------------------------------------------------------------------------


                                    10 & 11

                               MuniYield Quality Fund II, Inc., October 31, 2002

STATEMENT OF NET ASSETS

                         As of October 31, 2002
===================================================================================================================================
Assets:                  Investments, at value (identified cost--$424,016,768) ....................                   $ 441,861,870
                         Cash .....................................................................                          93,469
                         Receivables:
                           Interest ...............................................................   $ 8,417,209
                           Securities sold ........................................................        57,469         8,474,678
                                                                                                      -----------
                         Prepaid expenses .........................................................                          22,421
                                                                                                                      -------------
                         Total assets .............................................................                     450,452,438
                                                                                                                      -------------
===================================================================================================================================
Liabilities:             Payables:
                           Securities purchased ...................................................     2,880,059
                           Dividends to Common Stock shareholders .................................       208,627
                           Investment adviser .....................................................       196,609
                           Variation margin .......................................................       158,594         3,443,889
                                                                                                      -----------
                         Accrued expenses .........................................................                          46,497
                                                                                                                      -------------
                         Total liabilities ........................................................                       3,490,386
                                                                                                                      -------------
===================================================================================================================================
Preferred Stock:         Preferred Stock, at redemption value, par value $.05 per share
                         (2,000 Series A shares, 2,000 Series B shares and 2,000 Series C shares of AMPS* issued and outstanding at $25,000 per share
                         liquidation preference) ..................................................                     150,115,180
                                                                                                                      -------------
===================================================================================================================================
Net Assets               Net assets applicable to Common Stock ....................................                   $ 296,846,872
Applicable to                                                                                                         =============
Common Stock:
===================================================================================================================================
Analysis of Net          Common Stock, par value $.10 per share (22,366,930 shares issued
Assets Applicable to     and outstanding) .........................................................                   $   2,236,693
Common Stock:            Paid-in capital in excess of par .........................................                     311,763,292
                         Undistributed investment income--net .....................................   $ 3,411,881
                         Accumulated realized capital losses on investments--net ..................   (37,420,252)
                         Unrealized appreciation on investments--net ..............................    16,855,258
                                                                                                      -----------
                         Total accumulated losses--net ............................................                     (17,153,113)
                                                                                                                      -------------
                         Total--Equivalent to $13.27 net asset value per share of Common
                         Stock (market price--$11.75) .............................................                   $ 296,846,872
                                                                                                                      =============
===================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Year Ended October 31, 2002
===================================================================================================================================
Investment               Interest .................................................................                    $ 24,147,573
Income:                  Dividends ................................................................                          20,509
                                                                                                                       ------------
                         Total income .............................................................                      24,168,082
                                                                                                                       ------------
===================================================================================================================================
Expenses:                Investment advisory fees .................................................    $ 2,202,564
                         Commission fees ..........................................................        381,960
                         Accounting services ......................................................        158,039
                         Professional fees ........................................................        104,284
                         Transfer agent fees ......................................................         69,114
                         Printing and shareholder reports .........................................         35,424
                         Listing fees .............................................................         28,293
                         Custodian fees ...........................................................         25,663
                         Directors' fees and expenses .............................................         24,895
                         Pricing fees .............................................................         18,544
                         Other ....................................................................         38,455
                                                                                                       -----------
                         Total expenses before reimbursement ......................................      3,087,235
                         Reimbursement of expenses ................................................         (3,111)
                                                                                                       -----------
                         Total expenses after reimbursement .......................................                       3,084,124
                                                                                                                       ------------
                         Investment income--net ...................................................                      21,083,958
                                                                                                                       ------------
===================================================================================================================================
Realized &               Realized loss on investments--net ........................................                        (727,453)
Unrealized Gain (Loss)   Change in unrealized appreciation/depreciation on investments--net .......                         802,420
On Investments--Net:                                                                                                   ------------
                         Total realized and unrealized gain on investments--net ...................                          74,967
                                                                                                                       ------------
===================================================================================================================================
Dividends to Preferred   Investment income--net ...................................................                      (2,259,120)
Stock Shareholders:                                                                                                    ------------
                         Net Increase in Net Assets Resulting from Operations .....................                    $ 18,899,805
                                                                                                                       ============
===================================================================================================================================

      See Notes to Financial Statements.


                                     12 & 13

                            MuniYield Quality Fund II, Inc., October 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              For the Year
                                                                                                            Ended October 31,
                                                                                                     ------------------------------
                         Increase (Decrease) in Net Assets:                                                2002             2001+
===================================================================================================================================
Operations:              Investment income--net ..................................................   $  21,083,958    $  21,051,913
                         Realized gain (loss) on investments--net ................................        (727,453)       5,664,177
                         Change in unrealized appreciation/depreciation on investments--net ......         802,420       13,042,044
                         Dividends to Preferred Stock shareholders ...............................      (2,259,120)      (4,971,540)
                                                                                                     -------------    -------------
                         Net increase in net assets resulting from operations ....................      18,899,805       34,786,594
                                                                                                     -------------    -------------
===================================================================================================================================
Dividends to             Investment income--net ..................................................     (17,510,018)     (16,558,730)
Common Stock                                                                                         -------------    -------------
Shareholders:            Net decrease in net assets resulting from dividends to Common
                         Stock shareholders ......................................................     (17,510,018)     (16,558,730)
                                                                                                     -------------    -------------
===================================================================================================================================
Net Assets Applicable    Total increase in net assets applicable to Common Stock .................       1,389,787       18,227,864
To Common Stock:         Beginning of year .......................................................     295,457,085      277,229,221
                                                                                                     -------------    -------------
                         End of year* ............................................................   $ 296,846,872    $ 295,457,085
                                                                                                     =============    =============
===================================================================================================================================
                        *Undistributed investment income--net ....................................   $   3,411,881    $   2,000,367
                                                                                                     =============    =============
===================================================================================================================================

+ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have
                     been derived from information provided in the
                     financial statements.                                               For the Year Ended October 31,
                                                                          ---------------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                 2002        2001        2000        1999        1998
===================================================================================================================================
Per Share            Net asset value, beginning of year ...............   $   13.21   $   12.39   $   12.31   $   15.52   $   15.46
Operating                                                                 ---------   ---------   ---------   ---------   ---------
Performance:+        Investment income--net ...........................         .94         .94         .99        1.04        1.10
                     Realized and unrealized gain (loss) on
                     investments--net .................................          --++       .84         .17       (2.65)        .46
                     Dividends and distributions to Preferred
                     Stock shareholders:
                       Investment income--net .........................        (.10)       (.22)       (.27)       (.19)       (.17)
                       Realized gain on investments--net ..............          --          --          --          --        (.12)
                       In excess of realized gain on
                       investments--net ...............................          --          --          --        (.06)         --
                                                                          ---------   ---------   ---------   ---------   ---------
                     Total from investment operations .................         .84        1.56         .89       (1.86)       1.27
                                                                          ---------   ---------   ---------   ---------   ---------
                     Less dividends and distributions to Common
                     Stock shareholders:
                       Investment income--net .........................        (.78)       (.74)       (.81)       (.86)       (.87)
                       Realized gain on investments--net ..............          --          --          --          --        (.34)
                       In excess of realized gain on
                       investments--net ...............................          --          --          --        (.49)         --
                                                                          ---------   ---------   ---------   ---------   ---------
                     Total dividends and distributions to Common
                     Stock shareholders ...............................        (.78)       (.74)       (.81)      (1.35)      (1.21)
                                                                          ---------   ---------   ---------   ---------   ---------
                     Net asset value, end of year .....................   $   13.27   $   13.21   $   12.39   $   12.31   $   15.52
                                                                          =========   =========   =========   =========   =========
                     Market price per share, end of year ..............   $   11.75   $   12.07   $   11.50   $   11.50   $ 15.1875
                                                                          =========   =========   =========   =========   =========
===================================================================================================================================
Total Investment     Based on market price per share ..................       3.95%      11.70%       7.35%     (16.70%)     14.51%
Return:*                                                                  =========   =========   =========   =========   =========
                     Based on net asset value per share ...............       7.27%      13.47%       8.04%     (12.74%)      8.80%
                                                                          =========   =========   =========   =========   =========
===================================================================================================================================
Ratios Based on      Total expenses** .................................       1.06%       1.07%       1.08%        .99%        .95%
Average Net Assets                                                        =========   =========   =========   =========   =========
Of Common Stock:     Total investment income--net** ...................       7.26%       7.36%       8.04%       7.31%       7.21%
                                                                          =========   =========   =========   =========   =========
                     Amount of dividends to Preferred Stock
                     shareholders .....................................        .78%       1.74%       2.21%       1.30%       1.12%
                                                                          =========   =========   =========   =========   =========
                     Investment income--net, to Common Stock
                     shareholders .....................................       6.48%       5.62%       5.83%       6.01%       6.09%
                                                                          =========   =========   =========   =========   =========
===================================================================================================================================
Ratios Based on      Total expenses ...................................        .70%        .70%        .70%        .67%        .66%
Average Net Assets                                                        =========   =========   =========   =========   =========
Of Common &          Total investment income--net .....................       4.79%       4.83%       5.19%       4.97%       4.98%
Preferred Stock:**                                                        =========   =========   =========   =========   =========
===================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ........       1.51%       3.31%       4.02%       2.75%       2.53%
Average Net Assets                                                        =========   =========   =========   =========   =========
Of Preferred Stock:
===================================================================================================================================
Supplemental         Net assets applicable to Common Stock, end
Data:                of year (in thousands) ...........................   $ 296,847   $ 295,457   $ 277,229   $ 275,281   $ 342,496
                                                                          =========   =========   =========   =========   =========
                     Preferred Stock outstanding, end of year
                     (in thousands) ...................................   $ 150,000   $ 150,000   $ 150,000   $ 150,000   $ 150,000
                                                                          =========   =========   =========   =========   =========
                     Portfolio turnover ...............................      42.89%      98.99%     142.46%     164.45%     154.08%
                                                                          =========   =========   =========   =========   =========
===================================================================================================================================
Leverage:            Asset coverage per $1,000 ........................   $   2,979   $   2,970   $   2,848   $   2,835   $   3,283
                                                                          =========   =========   =========   =========   =========
===================================================================================================================================
Dividends Per Share  Series A--Investment income--net .................   $     390   $     855   $   1,017   $     706   $     629
On Preferred Stock                                                        =========   =========   =========   =========   =========
Outstanding:         Series B--Investment income--net .................   $     388   $     853   $   1,024   $     702   $     634
                                                                          =========   =========   =========   =========   =========
                     Series C--Investment income--net .................   $     351   $     777   $     986   $     650   $     634
                                                                          =========   =========   =========   =========   =========
===================================================================================================================================

 * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
 + Certain prior year amounts have been reclassified to conform to current year presentation.
++    Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                     14 & 15

                               MuniYield Quality Fund II, Inc., October 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $2,317 increase in cost of securities (which, in turn, results in a corresponding $2,317 decrease in net unrealized appreciation and a corresponding $2,317 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $305 and increase net realized capital losses by $2,622. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS") -- In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $130 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $94,377 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2002, FAM reimbursed the Fund in the amount of $3,111.

For the year ended October 31, 2002, the Fund reimbursed FAM $18,351 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


                                     16 & 17

                               MuniYield Quality Fund II, Inc., October 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $184,754,337 and $186,891,038, respectively.

Net realized gains (losses) for the year ended October 31, 2002 and net unrealized gains (losses) as of October 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                             Gains (Losses)       Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................        $  3,827,626         $ 17,845,102
Financial futures contracts ..........          (4,555,079)            (989,844)
                                              ------------         ------------
Total ................................        $   (727,453)        $ 16,855,258
                                              ============         ============
--------------------------------------------------------------------------------

As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $17,845,102, of which $26,575,792 related to appreciated securities and $8,730,690 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $424,016,768.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.

Preferred Stock

AMPS are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2002 were as follows: Series A, 1.32%; Series B, 1.32%; and Series C, 1.45%.

Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $178,506 as commissions.

5. Distributions to Shareholders:

On November 7, 2002, a tax-exempt income dividend of $.067000 was declared. The dividend was paid on November 27, 2002, to shareholders of record on November 14, 2002.

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:

------------------------------------------------------------------------------
                                                  10/31/2002        10/31/2001
------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $19,769,138       $21,530,270
                                                 -----------       -----------
Total distributions ....................         $19,769,138       $21,530,270
                                                 ===========       ===========
------------------------------------------------------------------------------

As of October 31, 2002, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income--net ......................       $  3,411,881
Undistributed long-term capital gains--net ................                 --
                                                                  ------------
Total undistributed earnings--net .........................          3,411,881
Capital loss carryforward .................................        (35,865,542)*
Unrealized gains--net .....................................         15,300,548**
                                                                  ------------
Total accumulated losses--net .............................       $(17,153,113)
                                                                  ============
--------------------------------------------------------------------------------

 * On October 31, 2002, the Fund had a net capital loss carryforward of $35,865,542, of which $8,688,802 expires in 2007, $26,079,903 expires in
      2008 and $1,096,837 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the realization for tax purposes of unrealized losses on certain futures contracts.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield Quality Fund II, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield Quality Fund II, Inc. as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Quality Fund II, Inc. as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 6, 2002


                                     18 & 19

                            MuniYield Quality Fund II, Inc., October 31, 2002

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Quality Fund II, Inc. during its taxable year ended October 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


                                     20 & 21

                               MuniYield Quality Fund II, Inc., October 31, 2002

OFFICERS AND DIRECTORS

                                                                                                           Number of
                                                                                                         Portfolios in    Other
                                      Position(s)  Length                                                 Fund Complex Directorships
                                          Held     of Time                                                Overseen by    Held by
Name               Address & Age       with Fund   Served   Principal Occupation(s) During Past 5 Years     Director     Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.      P.O. Box 9011             President  1999 to  Chairman, Americas Region since 2001 and        117 Funds      None
Glenn*        Princeton, NJ 08543-9011  and        present  Executive Vice President since 1983 of Fund  162 Portfolios
              Age: 62                   Director   and      Asset Management, L.P. ("FAM") and Merrill
                                                   1992 to  Lynch Investment Managers, L.P. ("MLIM");
                                                   present  President of Merrill Lynch Mutual Funds since
                                                            1999; President of FAM Distributors, Inc.
                                                            ("FAMD") since 1986 and Director thereof
                                                            since 1991; Executive Vice President and
                                                            Director of Princeton Services, Inc.
                                                            ("Princeton Services") since 1993; President
                                                            of Princeton Administrators, L.P. since 1988;
                                                            Director of Financial Data Services, Inc.
                                                            since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President
              of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           Number of
                                                                                                         Portfolios in    Other
                                      Position(s)  Length                                                 Fund Complex Directorships
                                          Held     of Time                                                Overseen by    Held by
Name               Address & Age       with Fund   Served*  Principal Occupation(s) During Past 5 Years     Director     Director
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors
------------------------------------------------------------------------------------------------------------------------------------
James H.      P.O. Box 9011             Director   1995 to  Director and Executive Vice President, The      42 Funds       None
Bodurtha      Princeton, NJ 08543-9011             present  China Business Group, Inc. since 1996;        61 Portfolios
              Age: 58                                       Chairman, Berkshire Holding Corporation
                                                            since 1980.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills    P.O. Box 9011             Director   2002 to  Member of Committee on Investment of Employee   42 Funds     Kimco
              Princeton, NJ 08543-9011             present  Benefit Assets of the Association for         61 Portfolios  Realty
              Age: 67                                       Financial Professionals since 1986.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.    P.O. Box 9011             Director   1992 to  John M. Olin Professor of Humanities, New       42 Funds       None
London        Princeton, NJ 08543-9011             present  York University since 1993.                   61 Portfolios
              Age: 63
------------------------------------------------------------------------------------------------------------------------------------
Andre F.      P.O. Box 9011             Director   1992 to  George Gund Professor of Finance and Banking,   42 Funds       None
Perold        Princeton, NJ 08543-9011             present  Harvard School of Business since 2000;        61 Portfolios
              Age: 50                                       Finance Area Chair since 1996.
------------------------------------------------------------------------------------------------------------------------------------
Roberta       P.O. Box 9011             Director   1999 to  Shareholder, Modrall, Sperling, Roehl,          42 Funds     Cooper's,
Cooper Ramo   Princeton, NJ 08543-9011             present  Harris & Sisk, P.A. since 1993.               61 Portfolios  Inc.; ECMC,
              Age: 60                                                                                                    Inc.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.     P.O. Box 9011             Director   2002 to  Principal of STI Management since 1994;         42 Funds       None
Salomon, Jr.  Princeton, NJ 08543-9011             present  Director, Rye Country Day School since 2001.  61 Portfolios
              Age: 66
------------------------------------------------------------------------------------------------------------------------------------
Melvin R.     P.O. Box 9011             Director   2002 to  Director, Silbanc Properties, Ltd.(real         42 Funds       None
Seiden        Princeton, NJ 08543-9011             present  estate, investment and consulting)            61 Portfolios
              Age: 72                                       since 1987.
------------------------------------------------------------------------------------------------------------------------------------
Stephen       P.O. Box 9011             Director   2002 to  Chairman, Fernwood Advisors since 1996.         42 Funds     Interna-
B. Swensrud   Princeton, NJ 08543-9011             present                                                61 Portfolios  tional
              Age: 69                                                                                                    Mobile
                                                                                                                         Communi-
                                                                                                                         cations,
                                                                                                                         Inc.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                                      Position(s)  Length
                                          Held     of Time
Name               Address & Age       with Fund   Served*                Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.     P.O. Box 9011             Vice       1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof
Burke         Princeton, NJ 08543-9011  President  present  since 1999; Senior Vice President and Treasurer of Princeton Services
              Age: 42                   and        and      since 1999; Vice President of FAMD since 1999; Vice President of MLIM
                                        Treasurer  1999 to  and FAM from 1990 to 1997; Director of MLIM Taxation since 1990.
                                                   present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.    P.O. Box 9011             Senior     2002 to  Managing Director of FAM and MLIM since 1997.
Jacob         Princeton, NJ 08543-9011  Vice       present
              Age: 51                   President
------------------------------------------------------------------------------------------------------------------------------------
John M.       P.O. Box 9011             Senior     2002 to  Managing Director of FAM and MLIM since 2000 and First Vice President
Loffredo      Princeton, NJ 08543-9011  Vice       present  from 1997 to 2000.
              Age: 38                   President
------------------------------------------------------------------------------------------------------------------------------------
Michael       P.O. Box 9011             Vice       2000 to  Vice President of MLIM since 1999.
Kalinoski     Princeton, NJ 08543-9011  President  present
              Age: 32
------------------------------------------------------------------------------------------------------------------------------------
Alice A.      P.O. Box 9011             Secretary  1999 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM
Pellegrino    Princeton, NJ 08543-9011             present  from 1999 to 2002; Attorney associated with MLIM since 1997; Associate
              Age: 42                                       with Kirkpatrick & Lockhart LLP from 1992 to 1997.
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MQT


                                    22 & 23

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

MuniYield Quality Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer. The Fund invests primarily in insured municipal bonds.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper            #16433--10/02